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                                                                    June 1, 2020


                                 PIONEER FUNDS

SUPPLEMENT TO THE PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, FOR:


    FUND                                         DATE OF PROSPECTUS
    Pioneer Strategic Income Fund                February 1, 2020
    Pioneer Emerging Markets Equity Fund         February 1, 2020
    Pioneer Equity Income Fund                   March 1, 2020
    Pioneer Flexible Opportunities Fund          March 1, 2020
    Pioneer Floating Rate Fund                   March 1, 2020
    Pioneer Global High Yield Fund               March 1, 2020
    Pioneer Global Multisector Income Fund       March 1, 2020
    Pioneer High Yield Fund                      March 1, 2020
    Pioneer Mid Cap Value Fund                   March 1, 2020
    Pioneer AMT-Free Municipal Fund              April 1, 2020
    Pioneer Select Mid Cap Growth Shares         April 1, 2020
    Pioneer International Equity Fund            April 1, 2020
    Pioneer Core Equity Fund                     May 1, 2020
    Pioneer Fund                                 May 1, 2020
    Pioneer Real Estate Shares                   May 1, 2020
    Pioneer Multi-Asset Ultrashort Income Fund   August 1, 2019
    Pioneer Dynamic Credit Fund                  August 1, 2019
    Pioneer Fundamental Growth Fund              August 1, 2019
    Pioneer Bond Fund                            November 1, 2019
    Pioneer Balanced ESG Fund                    December 1, 2019
    Pioneer Multi-Asset Income Fund              December 1, 2019
    Pioneer Solutions - Balanced Fund            December 1, 2019
    Pioneer Disciplined Growth Fund              December 31, 2019
    Pioneer Disciplined Value Fund               December 31, 2019
    Pioneer Global Equity Fund                   December 31, 2019
    Pioneer High Income Municipal Fund           December 31, 2019
    Pioneer Corporate High Yield Fund            December 31, 2019
    Pioneer Short Term Income Fund               December 31, 2019



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The following supplements any information to the contrary in each fund's summary prospectus, prospectus and statement of additional information.


INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through the following intermediaries.


ROBERT W. BAIRD & CO. ("BAIRD"):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

FRONT-END SALES CHARGE WAIVERS ON INVESTORS A SHARES AVAILABLE AT BAIRD
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
o Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
o Shares purchased using the proceeds of redemptions from a Pioneer Fund, provided (1) the repurchase occurs within 90 days following the redemption,
  (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
o A shareholder in the funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
o Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs


                                       2
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CDSC WAIVERS ON INVESTOR A AND C SHARES AVAILABLE AT BAIRD
o Shares sold due to death or disability of the shareholder
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
o Shares bought due to returns of excess contributions from an IRA Account
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus
o Shares sold to pay Baird fees but only if the transaction is initiated by Baird
o Shares acquired through a right of reinstatement

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT BAIRD: BREAKPOINTS AND/OR RIGHTS OF ACCUMULATIONS
o Breakpoints as described in this prospectus
o Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Pioneer assets held by accounts within the purchaser's household at Baird. Eligible Pioneer assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
o Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Pioneer through Baird, over a 13-month period of time

















                                                                   32124-00-0620
                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC